AGREEMENT

                     CONCERNING THE EXCHANGE OF SECURITIES

                                  BY AND AMONG

                            NATCO INTENATIONAL INC.

                                      AND

                            LASSEN ENERGY, INC. AND

                  THE SECURITY HOLDERS OF LASSEN ENERGY, INC.

                                     INDEX
                                                                            Page

ARTICLE I - EXCHANGE OF SECURITIES..............................................


Exchange of Securities..........................................................

1.1      Issuance of Securities.................................................
1.2      Exemption from Registration............................................

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF LASSEN...........................

Representations and Warranties of Lassen and Lassen Security Holders............
2.1      Organization...........................................................
2.2      Capital................................................................
2.3      Authorized Capital....................................................2
2.4      Paid Up Capital.......................................................2
2.5      No Furhter Rights.....................................................2
2.6      Indebtedness..........................................................2
2.7      Material Transactions.................................................3
2.8      Corporate Records.....................................................3
2.9      Subsidiaries..........................................................3
2.10     Directors and Officers................................................3
2.11     Financial Statements..................................................3
2.12     Absense of Changes....................................................3
2.13     Absense of Undisclosed Liabilties......................................
2.14     Taz Returns...........................................................4
2.15     Investigation of Financial Condition..................................4
2.16     Intellectual Propoerty Rights.........................................4
2.17     Compliance with Laws..................................................4
2.18     Litigation............................................................4
2.19     Authority.............................................................4
2.20     Ability to Carry Out Obligations......................................5
2.21     Full Disclosure.......................................................5
2.22     Assets................................................................5
2.23     Material Contracts....................................................5
2.24     Indemnification.......................................................5
2.25     Criminal or Civil Assets..............................................5
2.26     Restricted Securities.................................................6

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF NATCO...........................

Representations and Warranties of NATCO.........................................
3.1      Organization...........................................................
3.2      Capital................................................................
3.3      Subsidiaries...........................................................
3.4      Directors and Officers.................................................
3.5      Financial Statements...................................................
3.6      Absence of Changes.....................................................
3.7      Absence of Undisclosed Liabilities.....................................
3.8      Tax Returns............................................................
3.9      Investigation of Financial Condition...................................
3.10     Intellectual Property Rights..........................................8
3.11     Compliance with Laws...................................................
3.12     Litigation.............................................................
3.13     Authority..............................................................
3.14     Ability to Carry Out Obligations.......................................
3.15     Full Disclosure........................................................
3.16     Assets.................................................................
3.17     Material Contracts.....................................................
3.18     Indemnification........................................................
3.19     Criminal or Civil Acts.................................................

ARTICLE IV - COVENANTS PRIOR TO THE CLOSING DATE................................

Covenants Prior to the Closing Date.............................................
4.1      Investigative Rights...................................................
4.2      Conduct of Business....................................................
4.3      Confidential Information...............................................
4.4      Notice of Non-Compliance...............................................

ARTICLE V - CONDITIONS PRECEDENT TO NATCO' PERFORMANCE..........................

Conditions Precedent to NATCO's Performance.....................................
5.1      Conditions.............................................................
5.2      Accuracy of Representations............................................
5.3      Performance............................................................
5.4      Absence of Litigation..................................................
5.5      Officer's Certificate..................................................
5.6      Corporate Action.......................................................
5.7      Acceptance of Financial Statements.....................................

ARTICLE VI - CONDITIONS PRECEDENT TO LASSEN'S PERFORMANCE.......................

Conditions Precedent to Lassen's Performance....................................
6.1      Conditions...........................................................11
6.2      Accuracy of Representations............................................
6.3      Performance............................................................
6.4      Absence of Litigation..................................................
6.5      Officer's Certificate..................................................
6.6      Payment of Liabilities.................................................
6.7      Directors of NATCO.....................................................
6.8      Officers of NATCO......................................................

ARTICLE VII - CLOSING...........................................................

Closing
7.1      Closing................................................................
7.2      Documents In Escrow..................................................12
7.3      Escrow Agent..........................................................2
7.4      Amendments...........................................................12
7.5      Indemnity............................................................12

ARTICLE VIII - COVENANTS SUBSEQUENT TO THE CLOSING DATE.........................

Conditions Subsequent to the Closing Date.......................................
8.1      Conditions Subsequent................................................12
8.2      Release of Escrow......................................................
8.3      Registration and Listing...............................................
8.4      Corporate Action.....................................................14
8.5      Stock Consolidation..................................................14


ARTICLE IX - MISCELLANEOUS......................................................

Miscellaneous...................................................................
9.1      Captions and Headings..................................................
9.2      No Oral Change.........................................................
9.3      Non-Waiver.............................................................
9.4      Time of Essence........................................................
9.5      Entire Agreement.......................................................
9.6      Choice of Law..........................................................
9.7      Counterparts...........................................................
9.8      Notices................................................................
9.9      Binding Effect.........................................................
9.10     Mutual Cooperation.....................................................
9.11     Finders................................................................
9.12     Announcements..........................................................
9.13     Expenses...............................................................
9.14     Survival of Representations and Warranties.............................
9.15     Exhibits...............................................................
9.16     Termination, Amendment and Waiver......................................

Attn: Raj-Mohinder Gurm, Chief Executive Officer................................


EXHIBITS

  1.1        List of Lassen Security Holders to Receive NATCO Stock
  1.2        Subscription Agreement
  2.11       Lassen Financial Statements
  2.13       Lassen Liability Schedule
  2.22*  Lassen Assets
  2.23    Lassen Material Contracts
  2.25          Form of Closing Opinion
  3.5      NATCO Financial Statements
  3.8      NATCO Tax Returns
  3.12          NATCO Litigation
  3.16*  NATCO Assets
  3.17          NATCO Material Contracts

  *if necessary

                                   AGREEMENT

      THIS AGREEMENT ("AGREEMENT") is made this 18[th] day of April, 2008, by and between NATCO International Inc., a Delaware corporation ("NATCO"), Lassen Energy, Inc., a California corporation ("LASSEN") and the security holders of Lassen (the "LASSEN SECURITY HOLDERS") who are listed on Exhibit 1.1 hereto.

      WHEREAS, NATCO desires to acquire all of the issued and outstanding common stock of Lassen ("LASSEN STOCK") from the Lassen Security Holders in exchange for common stock of NATCO;

      WHEREAS, all of the Lassen Security Holders agree to exchange one hundred percent (100%) of the Lassen Stock they hold in Lassen for three hundred twenty three million seven hundred and fifty thousand (323,750,000) shares of NATCO common stock (the "NATCO SHARES"); and

      WHEREAS, the parties have agreed to complete this transaction in escrow pending the completion of review and approval of Lassen's technology by NATCO and the completion of financing by Lassen (collectively the "CONDITIONS SUBSEQUENT").

      NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties hereto agree as follows:

                                   ARTICLE I
EXCHANGE OF SECURITIES

      1.1 ISSUANCE OF SECURITIES. Subject to the terms and conditions of this Agreement, NATCO agrees to issue and exchange the NATCO Shares for one hundred percent (100%) of the issued and outstanding Lassen Stock held by the Lassen Security Holders (the "SHARE EXCHANGE"). Prior to the Share Exchange, NATCO shall have outstanding a total of twenty six million seven hundred forty thousand six hundred and fourteen shares (26,747,614) of common stock issued and outstanding on the Closing Date (as hereinafter defined) immediately prior to the issuance, pursuant to the terms and control of the Escrow Agent (detailed in
Section 8, below), upon Closing (defined in Section 7.1) of three hundred and twenty three million seven hundred fifty thousand (323,750,000) shares of NATCO common stock to the Lassen Security Holders. The NATCO Shares will be issued directly to the Lassen Security Holders on the Closing Date, pursuant to the schedule set forth in Exhibit 1.1 and will be held in escrow in accordance with
Article 7 pending completion of the Conditions Subsequent.


      1.2 EXEMPTION FROM REGISTRATION. The parties hereto intend that the NATCO Shares to be issued to the Lassen Security Holders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), pursuant to Section 4(2) and/or Regulation D of the Securities Act and rules and regulations promulgated thereunder. In furtherance thereof, each of the Lassen Security Holders will execute and deliver to NATCO subscription agreements for the NATCO Shares, a copy of which is attached as
Exhibit 1.2, on the Closing Date of this Agreement (the "CLOSING DATE").





                                   ARTICLE II
REPRESENTATIONS AND WARRANTIES OF LASSEN AND LASSEN SECURITY HOLDERS

      Lassen and Lassen Security Holders jointly and severally hereby represent and warrant to NATCO that:

      2.1 ORGANIZATION. Lassen is a corporation duly organized, validly existing and in good standing under the laws of California, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

      2.2 CAPITAL. The Lassen Security Holders will deliver 100% of its issued and outstanding stock, subscriptions, options, rights, warrants, debentures, instruments, convertible securities convertible preferred stock, or other agreements or commitments obligating Lassen to issue any additional Lassen Stock of any class. There shall be no outstanding preferred stock of Lassen at the time of the Closing.

      2.3 AUTHORIZED CAPITAL. The authorized capital of Lassen consists of 1,000,000,000 common shares, par value $.001 per share, of which 32,375,000 common shares are issued and outstanding and there are no individuals or companies who or which beneficially own, directly or indirectly, any of the issued and outstanding shares of Lassen other than the Lassen Security Holders.

      2.4 PAID UP CAPITAL. The Lassen Stock are validly issued and outstanding as fully paid and non-assessable shares and the Lassen Security Holders are the beneficial owners of and have the right and authority to dispose of and give good and marketable title to the Lassen Stock free and clear of all liens, charges, encumbrances and restrictions on transfer of any nature whatsoever save those existing pursuant to applicable securities legislation.



      2.5 NO FURTHER RIGHTS. There are no options, warrants, rights or agreements outstanding with respect to the issued or unissued shares and there are no securities convertible or exchangeable into shares of Lassen except as have been, or may be in the event of a capital financing undertaken subsequent to the execution of this Agreement, in writing disclosed to and approved by NATCO prior to the Closing Date.

      2.6 INDEBTEDNESS. Lassen is not indebted to the Lassen Security Holders and the Lassen Security Holders are not indebted to Lassen, except as has been in writing disclosed to and approved by NATCO prior to the Closing Date.

      2.7 MATERIAL TRANSACTIONS. All material transactions of Lassen have been promptly or properly recorded or filed in or with its respective books and records.

      2.8 CORPORATE RECORDS. To the best of their knowledge, the minute book of Lassen contains true, correct and complete copies of its articles, by-laws and other documents, the minutes of every meeting of its Board of Directors and every committee thereof, the minutes of shareholder meetings and every written resolution of its directors and shareholders. To the best of their knowledge, the share certificate book, register of shareholders, register of transfers and register of directors and officers of Lassen are complete and accurate.

      2.9   SUBSIDIARIES. Lassen currently does not own any subsidiaries.

      2.10 DIRECTORS AND EXECUTIVE OFFICERS. The names and titles of the directors and executive officers of Lassen are as follows:

            (a)

 NAME        POSITION
 Darry Boyd  Director , Chief Executive Officer

            (b) Immediately upon the Final Closing, NATCO shall appoint Lassen's designated Board of Directors and management team.

      2.11 FINANCIAL STATEMENTS. Lassen and Lassen Security Holders represent that Lassen shall have the ability to provide and shall produce, at NATCO's expense, within forty-five (45) days of Closing, financial statements consisting of a balance sheet and a related statements of income and cash flow for (I) the prior two (2) fiscal years (or for the period since inception of Lassen, if less than two years), (II) for the quarters subsequent to the most recent fiscal year and (III) for the period subsequent to the most recent quarter if material changes have occurred (the "LASSEN FINANCIAL STATEMENTS"), which fairly and accurately represent the financial condition of Lassen as of the respective dates and for the periods involved, and such statements shall be prepared in accordance with generally accepted accounting principles (GAAP). The Lassen Financial Statements shall state not greater than fifty thousand Dollars ($50,000.00) of debt-related liabilities, excluding any cash sums lent for capital financing purposes subsequent to the execution of this Agreement and prior to the Closing Date.


      2.12 ABSENCE OF CHANGES. Since December 31, 2007, there has not been any material change in the financial condition or operations of Lassen, except as contemplated by this Agreement. As used throughout this Agreement, "material" means: Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party. Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

      2.13  ABSENCE  OF  UNDISCLOSED  LIABILITIES. As of the Closing Date, there are no advances, debts, duties, endorsements, guarantees, liabilities, obligations, responsibilities and undertakings of Lassen assumed, created, incurred or made, whether voluntary or involuntary, however arising, whether due or not due, absolute, contingent, liquidated or unliquidated, determined or undetermined, direct or indirect, express or implied, and whether Lassen may be liable individually or jointly with others, that is not reflected in the Lassen Liability Schedule, attached as Exhibit 2.13.

      2.14 TAX RETURNS. Lassen has made and filed any and all tax returns and other filings as and when required by the relevant taxation authority, all of which are accurate and complete in every material respect, and has made and remitted all required employee deductions, tax remittances and other payments required by law as and when required and is not currently required to make any further assessment, reassessment, demand for payment or filing nor, to the knowledge of the Lassen Security Holders and Lassen, after due inquiry, is any such action or proceeding pending or threatened.

      2.15 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, NATCO, its legal counsel and accountants shall have the opportunity to meet with Lassen's accountants and attorneys to discuss the financial condition of Lassen during reasonable business hours and in a manner that does not interfere with the normal operation of Lassen's business. Lassen shall make available to NATCO all books and records of Lassen.

      2.16 INTELLECTUAL PROPERTY RIGHTS. Lassen owns or has the right to use all trademarks, service marks, trade names, copyrights and patents material to its business.

      2.17 COMPLIANCE WITH LAWS. To the best of the Lassen Security Holders' and Lassen's knowledge, Lassen has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

      2.18  LITIGATION.  Lassen  is  not  a  defendant  in   any  suit,  action,
arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of the Lassen Security Holders and Lassen, threatened against or affecting Lassen or its business, assets or financial condition. Lassen is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Lassen is not engaged in any material litigation to recover monies due to it.

      2.19 AUTHORITY. The Board of Directors of Lassen has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and Lassen has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of Lassen and is enforceable in accordance with its terms and conditions. A majority of Lassen Security Holders have agreed to and have approved the terms of this Agreement and the exchange of securities contemplated hereby.

      2.20 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by Lassen and the performance by Lassen of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which Lassen is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Lassen, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Lassen.

      2.21 FULL DISCLOSURE. None of the representations and warranties made by the Lassen Security Holders or Lassen herein or in any exhibit, certificate or memorandum furnished or to be furnished by the Lassen Security Holders or Lassen, or on their behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

      2.22 ASSETS. Lassen's assets are fully included in Exhibit 2.22, to be made available at or prior to Closing and such assets are not subject to any claims or encumbrances except as indicated in Exhibit 2.22.

      2.23 MATERIAL CONTRACTS. A list of Lassen's material contracts are attached hereto as Exhibit 2.23, and such contracts shall be made available for inspection within five (5) days prior to Closing.

      2.24 INDEMNIFICATION. The Lassen Security Holders and Lassen agree to indemnify, defend and hold NATCO harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against NATCO which arise out of, or result from (i) any breach by Lassen or the Lassen Security Holders in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Lassen under this Agreement, (ii) a failure of any representation or warranty in this Article II or (iii) any untrue statement made by Lassen or the Lassen Security Holders in this Agreement.

      2.25 CRIMINAL OR CIVIL ACTS. For the period of five years prior to the execution of this Agreement, no executive officer, director or principal stockholder of Lassen has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding.

      2.26  RESTRICTED  SECURITIES.   Lassen  and  the  Lassen  Security Holders
acknowledge that all of the NATCO Shares issued by NATCO are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Securities Act.

                                  ARTICLE III
REPRESENTATIONS AND WARRANTIES OF NATCO

      NATCO represents and warrants to Lassen that:

      3.1 ORGANIZATION. NATCO is a corporation duly organized, validly existing and in good standing under the laws of Delaware, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

      3.2 CAPITAL. The authorized capital stock of NATCO consists of: i) fifty million (50,000,000) shares of $0.001 par value common stock, of which approximately twenty six million seven hundred forty seven thousand six hundred fourteen (26,747,614) shares are currently outstanding; and ii) five million (5,000,000) shares of $0.001 par value preferred stock, of which zero (0) shares are currently are outstanding. Prior to the Share Exchange, NATCO shall increase its authorized capital to consist of: i) five hundred million
(500,000,000) shares of $0.001 par value common stock and ii) five million (5,000,000) shares of $0.001 par value preferred stock. Three hundred twenty three million seven hundred and fifty thousand (323,750,000) additional shares of NATCO common stock will be issued to the Lassen Security Holders pursuant to this Agreement at Closing. All of the outstanding common stock is duly and validly issued, fully paid and non-assessable. There are no outstanding subscriptions, rights, debentures, warrants, instruments, convertible securities or other agreements or commitments obligating NATCO to issue any additional shares of its capital stock of any class.

      3.3 SUBSIDIARIES. NATCO does not have any subsidiaries or own any interest in any other enterprise.

      3.4 DIRECTORS AND OFFICERS. The name and titles of the director and executive officers of NATCO are as follows:

            (a)

NAME                   POSITION
Raj-Mohinder Gurm      Director, President, Chief Executive Officer and Chief Financial Officer

Gerry Podersky-Cannon  Director, Secretary

            (b) Pursuant to this Agreement, NATCO shall appoint two (2) Lassen designees to the board of directors, the first upon Closing, and the second within 90 days of Final Closing (but in no event earlier than 45 days following Closing, pursuant to Rule 14(f) of the 1934 Exchange Act;

            (c) Concurrent to this Agreement, Darry Boyd and NATCO will execute an employment agreement naming Darry Boyd the Chief Executive Officer of NATCO effective the date of Final Closing.

      3.5 FINANCIAL STATEMENTS. Exhibit 3.5 hereto consists of the audited financial statements of NATCO for the fiscal quarter ended March 31, 2007 and management prepared financial statements for the three subsequent fiscal quarters (collectively, the "NATCO FINANCIAL STATEMENTS") The NATCO Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by NATCO throughout the period indicated, and fairly present the financial position of NATCO as of the date of the balance sheet included in the NATCO Financial Statements and the results of operations for the period indicated.

      3.6 ABSENCE OF CHANGES. Since December 31, 2007, there has not been any material change in the financial condition or operations of NATCO, except as publicly filed with the Securities and Exchange Commission ("COMMISSION") or contemplated by this Agreement. As used throughout this Agreement, "material" means: Any change or effect (or development that, insofar as can be reasonably foreseen, is likely to result in any change or effect) that causes substantial increase or diminution in the business, properties, assets, condition (financial or otherwise) or results of operations of a party. Taken as a whole, material change shall not include changes in national or international economic conditions or industry conditions generally; changes or possible changes in statutes and regulations applicable to a party; or the loss of employees, customers or suppliers by a party as a direct or indirect consequence of any announcement relating to this transaction.

      3.7 ABSENCE OF UNDISCLOSED LIABILITIES. As of the Closing Date, NATCO shall not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the NATCO Financial Statements. All liabilities of NATCO will be assigned to a company to be nominated by NATCO by the Closing Date.

      3.8 TAX RETURNS. NATCO has filed all federal, state and local tax returns required by law and have paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 3.8 are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by NATCO.

      3.9 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, Lassen, its legal counsel and accountants shall have the opportunity to meet with NATCO's accountants and attorneys to discuss the financial condition of NATCO during reasonable business hours and in a manner that does not interfere with the normal operation of NATCO's business. NATCO shall make available to Lassen all books and records of NATCO.

      3.10 INTELLECTUAL PROPERTY RIGHTS. NATCO has no trademarks, service marks, trade names, copyrights or patents material to its business.

      3.11 COMPLIANCE WITH LAWS. To the best of NATCO's knowledge, NATCO has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws, except where such non-compliance would not have a material adverse impact upon its business or properties.

      3.12 LITIGATION. NATCO is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of NATCO, threatened against or affecting NATCO or its business, assets or financial condition except as indicated in Exhibit 3.12. NATCO is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. NATCO is not engaged in any material litigation to recover monies due to it except as indicated in
Exhibit 3.12.

      3.13 AUTHORITY. The Board of Directors of NATCO has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and NATCO has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of NATCO and is enforceable in accordance with its terms and conditions.

      3.14 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by NATCO and the performance by NATCO of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which NATCO is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of NATCO, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of NATCO.

      3.15 FULL DISCLOSURE. None of the representations and warranties made by NATCO herein or in any exhibit, certificate or memorandum furnished or to be furnished by NATCO, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

      3.16 ASSETS. NATCO assets are fully included in Exhibit 3.5 and are not subject to any claims or encumbrances except as indicated in Exhibit 3.5. All assets of NATCO will be assigned to a company to be nominated by NATCO by the Closing Date.

      3.17 MATERIAL CONTRACTS. A list of NATCO's material contracts are attached hereto as Exhibit 3.17, and such contracts shall be made available for inspection within five (5) days prior to Closing.

      3.18 INDEMNIFICATION. NATCO agrees to indemnify, defend and hold Lassen harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees asserted by third parties against Lassen which arise out of, or result from (i) any breach by NATCO in performing any of its covenants or agreements under this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by NATCO under this Agreement, (ii) a failure of any representation or warranty in this Article III or (iii) any untrue statement made by NATCO in this Agreement.

      3.19 CRIMINAL OR CIVIL ACTS. For the period of five (5) years prior to the execution of this Agreement, no current executive officer, director or principal stockholder of NATCO has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission or NASD judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission or NASD proceeding.


                                   ARTICLE IV
COVENANTS PRIOR TO THE CLOSING DATE

      4.1 INVESTIGATIVE RIGHTS. Prior to the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request. If during the investigative period one party learns that a representation of the other party was not accurate, no such claim may be asserted by the party so learning that a representation of the other party was not accurate.

      4.2 CONDUCT OF BUSINESS. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business. Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities. Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

      4.3 CONFIDENTIAL INFORMATION. Each party will treat all non-public, confidential and trade secret information received from the other party as confidential, and such party shall not disclose or use such information in a manner contrary to the purposes of this Agreement. Moreover, all such information shall be returned to the other party in the event this Agreement is terminated.

      4.4 NOTICE OF NON-COMPLIANCE. Each party shall give prompt notice to the other party of any representation or warranty made by it in this Agreement becoming untrue or inaccurate in any respect or the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

                                    ARTICLE V
CONDITIONS PRECEDENT TO NATCO'S PERFORMANCE

      5.1 CONDITIONS. NATCO's obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article V. NATCO may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by NATCO of any other condition of or any of NATCO's other rights or remedies, at law or in equity, if Lassen or the Lassen Security Holders shall be in default of any of its representations, warranties or covenants under this Agreement.

      5.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by the Lassen Security Holders and Lassen in this Agreement or in any written statement that shall be delivered to NATCO by the Lassen Security Holders and Lassen under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

      5.3 PERFORMANCE. Lassen shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

      5.4 ABSENCE OF LITIGATION. No action, suit or proceeding, including injunctive actions, before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Lassen on or before the Closing Date.

      5.5 CLOSING CERTIFICATE. Lassen Security Holders and Lassen shall have delivered to NATCO separate certificates dated the Closing Date signed by the Lassen Security Holders and Chief Executive Officer of Lassen respectively certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article II are true and correct as of the Closing Date.

      5.6 CORPORATE ACTION. Lassen shall have obtained the approval of the Lassen Security Holders for the transaction contemplated by this Agreement.

      5.7 ACCEPTANCE OF FINANCIAL STATEMENTS. NATCO shall have reviewed and in its sole discretion accepted, prior to the Closing Date, the Lassen Financial Statements as set forth in Exhibit 2.11.


                                   ARTICLE VI
CONDITIONS PRECEDENT TO LASSEN'S PERFORMANCE

      6.1 CONDITIONS. Lassen's obligations hereunder shall be subject to the satisfaction at or before the Closing Date of all the conditions set forth in this Article VI. Lassen may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Lassen of any other condition of or any of Lassen's rights or remedies, at law or in equity, if NATCO shall be in default of any of its representations, warranties or covenants under this Agreement.

      6.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by NATCO in this Agreement or in any written statement that shall be delivered to Lassen by NATCO under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

      6.3 PERFORMANCE. NATCO shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

      6.4 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against NATCO on or before the Closing Date except as indicated in Exhibit 3.12.

      6.5 OFFICER'S CERTIFICATE. NATCO shall have delivered to Lassen a certificate dated the Closing Date signed by the Chief Executive Officer of NATCO certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

      6.6 PAYMENT OF LIABILITIES. On or before the Closing Date, NATCO shall have paid any outstanding obligations and liabilities of NATCO through the Closing Date, including obligations created subsequent to the execution of this Agreement.

      6.7 DIRECTORS OF NATCO. On the Closing Date, one of the members of the Board of Directors of NATCO shall resign and the Board of Directors of NATCO shall simultaneously appoint one (1) designee of Lassen to NATCO Board of Directors.

      6.8 OFFICERS OF NATCO. Concurrent to this Agreement, the Board of Directors of NATCO shall execute an employment agreement naming Darry Boyd to the position of Chief Executive Officer of NATCO effective the date of Final Closing.

      6.9 CORPORATE ACTION. NATCO shall increase its authorized capital to consist of: i) five hundred million (500,000,000) shares of $0.001 par value common stock and ii) five million (5,000,000) shares of $0.001 par value preferred stock immediately prior to the issuances of the NATCO Shares to the Lassen Security Holders.

                                  ARTICLE VII
CLOSING

      7.1 CLOSING. The closing of this Agreement shall be held at the offices of Leschert and Company Law Corporation (the "ESCROW AGENT"), or at any mutually agreeable place within thirty (30) days of the mutual execution of this Agreement, unless extended by mutual agreement ("CLOSING"). At Closing:

      (a) Lassen shall deliver to the Escrow Agent (i) copies of Exhibit 1.2 executed by all of the Lassen Security Holders, (ii) share certificates representing the Lassen Stock duly endorsed by the Lassen Security Holders for transfer to NATCO, (iii) the closing certificates described in Section 5.5, (iv) signed minutes of its directors approving this Agreement, the transfer of the Lassen Stock to NATCO and the registration and issue of new share certificates in the name of NATCO on Lassen's Share Register, (v) legal opinion in the form attached as Exhibit 2.25 and (vi) such other documents and instruments as NATCO's counsel may reasonably require (collectively referred to as the "LASSEN CLOSING DOCUMENTS").

      (b) NATCO shall deliver to the Escrow Agent (i) certificates representing three hundred twenty three million seven hundred and fifty thousand (323,750,000) NATCO Shares issued in the names of the Lassen Security Holders, pursuant to Exhibit 1.1, (ii) the officer's certificate described in Section 6.5, and (iii) signed minutes of its directors approving this Agreement (collectively referred to as the "NATCO CLOSING DOCUMENTS").

      7.2 DOCUMENTS IN ESCROW. The Escrow Agent shall hold the Lassen Closing Documents and the NATCO Closing Documents in escrow and undelivered until the conditions subsequent as described in section 8.1 hereunder have been completed to NATCO's satisfaction.

      7.3 ESCROW AGENT. The parties acknowledge that the Escrow Agent is a solicitor who acts for NATCO and that he may continue to at as such during the term of this Agreement. The Escrow Agent will be deemed not to be in conflict by virtue of his holding the Closing Documents or performing his duties hereunder.

      7.4 AMENDMENTS. The Escrow Agent will have no duties except those that are expressly set out herein and will not be bound by any notice of a claim or demand with respect thereto or any waiver, modification, amendment, termination or rescission of this Agreement unless received in writing and signed by NATCO, Lassen and Lassen Security Holders.

      7.5 INDEMNITY. NATCO, Lassen and Lassen Security Holders shall jointly and severally indemnify and save the Escrow Agent harmless from and against any and all liability, loss, cost, damages, claims, demands, suits, actions, expenses and disbursements of whatever kind and nature which may be incurred by, imposed upon, asserted against or demanded from the Escrow Agent in connection with the performance of his duties hereunder other than those arising from the gross negligence or fraud of the Escrow Agent.

                                  ARTICLE VIII
CONDITIONS SUBSEQUENT TO THE CLOSING DATE

      8.1   CONDITIONS SUBSEQUENT.   Following  the  Closing Date, the following
conditions subsequent shall be completed to the satisfaction of NATCO:

            (a) Upon and subsequent to the date that is 90 days following the Closing Date, NATCO shall have the right to retain an expert to be mutually agreed upon between NATCO and Lassen (the "EXPERT") to conduct tests on the prototype(s) of the Lassen energy panels in order to produce a prototype panel to validate the technology claims by Lassen (the "PROTOTYPE"). Lassen will fully cooperate with the Expert and provide all support as needed for the tests. The Prototype's specifications to be verified are as follows:

                   Rated Power (Watts)                                    3000
                   Series Fusing (Amps)                                   15
                   Current at Max. Power (Amps)                    14
                   Voltage at Max. Power (DC Volts)              220
                   Short Circuit Current (Amps)                       14.8
                   Length (Inches)
                   62.5

                   Width
                   32.5
                   Depth of Frame (Inches)                               3.5

            (b) Lassen shall within 90 days following the Closing Date provide NATCO, and subject to "good faith" acceptance by NATCO, a licensing agreement which shall include the exclusive license to: i) assemble the "Legacy", a non-patentable portion of the Lassen energy panels protected by trade secrets, into the Lassen energy panels; and ii) develop and construct solar/hydrogen/fuel cell power plants and all other uses to produce solar energy in excess of one (1) megawatt ("MW") using the Lassen energy panels.

      8.2 RELEASE OF ESCROW. Within 130 days from the Closing Date, NATCO shall provide a written confirmation to the Escrow Agent stating that either:

            (a) all of the conditions as specified in section 8.1 have been performed and completed to the satisfaction of NATCO and the Escrow Agent shall proceed to deliver the Lassen Closing Documents to NATCO and the NATCO Closing Documents to Lassen respectively (the "FINAL CLOSING"); or

            (b) the conditions as specified in section 8.1 have not been met and this Agreement shall be terminated. The Escrow Agent shall return the Lassen Closing Documents to Lassen and NATCO Closing Documents to NATCO for cancellation.

      8.3   REGISTRATION AND LISTING. Following the Final Closing, NATCO shall:

            (a) Continue NATCO's common stock quotation on the Electronic Over-the-Counter Bulletin Board system;

            (b)   Comply  with  the  Form  8-K  requirements  of  the Securities
                  Exchange Act of 1934 (the "EXCHANGE ACT"), including the timely preparation and filing of audited financial statements as required by Form 8-K;

            (c) Promptly retain a qualified investor and public relations firm; and

            (d) Clear any Exchange Act Rule 144 sales of NATCO common stock offered by any NATCO common stockholder including affiliates or former affiliates of NATCO within forty-eight (48) hours of the filing of the Notice of Sale pursuant to Rule 144.

      8.4 CORPORATE ACTION. NATCO shall file the required documents and take the required actions to change its name to "P2 Solar, Inc." or to such other name as deemed acceptable to the directors and management of Lassen, within thirty (30) days following the Final Closing.


      8.5 STOCK CONSOLIDATION. Within 12 months from the Final Closing, NATCO may complete no more than one reverse stock split with respect to its common stock then issued and outstanding on a basis no higher than 10:1.
                                   ARTICLE IX
MISCELLANEOUS

      9.1 CAPTIONS AND HEADINGS. The article and Section headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

      9.2 NO ORAL CHANGE. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

      9.3 NON-WAIVER. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

      9.4 TIME OF ESSENCE. Time is of the essence of this Agreement and of each and every provision hereof.

      9.5 ENTIRE AGREEMENT. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

      9.6 CHOICE OF LAW. This Agreement and its application shall be governed by the laws of the state of Washington.

      9.7 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      9.8 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

            NATCO:             NATCO International Inc.
                               #204
                               13569- 76 Avenue
                               Surrey, BC V3W 2W3
                               Canada
                                                              Attn: Raj-Mohinder
Gurm, Chief Executive Officer


            With a copy to:    Allen D. Leschert
            Leschert & Company Law Corporation
            200 Granville Square
            2760 - 200 Granville Street
            Vancouver, British Columbia
            V6C 1S4

            Lassen:            Lassen Energy, Inc.
                               Suite 108A #327
                                    300 Carlsbad Village Dr.
                                          Carlsbad, CA 92008
                               Attn: Darry Boyd, Chief Executive Officer

            With a copy to:          The Otto Law Group, PLLC
                                     601 Union Street, Suite 4500
                                     Seattle, Washington 98101
                                     Attn: David Otto

      9.9 BINDING EFFECT. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

      9.10 MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

      9.11  FINDERS. There are no finders in connection with this transaction.

      9.12 ANNOUNCEMENTS. The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

      9.13 EXPENSES. Each party will bear their own expenses, including legal fees incurred in connection with this Agreement. The Lassen Security Holders shall not be responsible for any costs incurred in connection with the transaction contemplated by this Agreement.

      9.14 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Final Closing Date.

      9.15 EXHIBITS. As of the execution hereof, the parties have provided each other with the exhibits described herein. Any material changes to the exhibits shall be immediately disclosed to the other party.

      9.16  TERMINATION, AMENDMENT AND WAIVER.

      (a) TERMINATION. This Agreement may be terminated at any time prior to the Final Closing Date, whether before or after approval of matters presented in connection with the share exchange by and between the stockholders of NATCO and the stockholders of Lassen:

            (1)   By mutual written consent of Lassen and NATCO;

            (2)   By either Lassen or NATCO;

                  (i) If any court of competent jurisdiction or any governmental, administrative or regulatory authority, agency or body shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement; or

                  (ii) If the transaction shall not have been consummated on or before thirty (30) days following mutual execution of this Agreement, unless the failure to consummate the transaction is the result of a material breach of this Agreement by the party seeking to terminate this Agreement.

            (3) By Lassen, if NATCO breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement; and

            (4) By NATCO, if Lassen breaches any of its representations or warranties hereof or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement.

      (b) TERMINATION AFTER CLOSING DATE. This Agreement may be terminated by NATCO after the Closing Date, if the Conditions Subsequent are not completed to NATCO's satisfaction.

      (c) EFFECT OF TERMINATION. In the event of termination of this Agreement by either NATCO or Lassen, as provided herein, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Lassen or NATCO, and such termination shall not relieve any party hereto for any intentional breach prior to such termination by a party hereto of any of its representations or warranties or any of its covenants or agreements set forth in this Agreement.

      (d) EXTENSION; WAIVER. At any time prior to the Final Closing Date, the parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligation of the other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

      (d) PROCEDURE FOR TERMINATION, AMENDMENT, EXTENSION OR WAIVER. A termination of this Agreement, an amendment of this Agreement or an extension or waiver shall, in order to be effective, require in the case of Lassen or NATCO, action by its respective Board of Directors or the duly authorized designee of such Board of Directors.

      In witness whereof, the parties have executed this Agreement concerning the exchange of securities on the date indicated above.

NATCO INTERNATIONAL INC.


/s/ Raj-Mohinder S. Gurm
_____________________________
By: Raj Gurm
Its:  Chairman and Chief Executive
      Officer



LASSEN ENERGY, INC. AND ITS SECURITY HOLDERS


/s/ Darry Boyd

By: Darry Boyd
Its:  Chairman and Chief Executive
      Officer


 Name and Signature of Shareholder      Number and Type of Shares held

 DBK Corporation

 /s/ Darry Boyd
                                        14,700,000  common shares
 By:  Darry Boyd
 Its: Chairman and Chief Executive
       Officer
 Resource Capital Development, Inc.

 /s/ Ronald D. Lewis
                                        6,300,000 common shares
 By:  Ronald D. Lewis
 Its:   President

 Capital Group Communications, Inc.

 /s/ Devin Bosch
                                        5,250,000 common shares
 By:  Devin Bosch
 Its:   President

 Peter Kristensen

 /s/ Peter Kristensen
                                        1,750,000  common shares
 By: Peter Kristensen

 Briton McConkie

 /s/ Briton McConkie
                                        1,750,000  common shares
 By: Briton McConkie



 Joseph Martin, LLC

 /s/ Steve Careaga                      1,750,000 common shares

 By: Steve Careaga
 Its:  Manager


 The Otto Law Group, PLLC

 /s/ David M. Otto

 By: David M. Otto                      875,000 common shares
 Its:  President
                                        32,375,000 common shares

                             TOTAL:

                                  EXHIBIT 1.1

         LIST OF LASSEN SECURITY HOLDERS TO RECEIVE NATCO COMMON STOCK

                       (To be provided prior to Closing)

                                  EXHIBIT 1.2

                             SUBSCRIPTION AGREEMENT

                       (To be provided prior to Closing)

                                  EXHIBIT 2.11

                          LASSEN FINANCIAL STATEMENTS

                       (To be provided prior to Closing)

                                  EXHIBIT 2.13

                           LASSEN LIABILITY SCHEDULE

                (To be provided prior to execution of Agreement)
     Creditor                                    Amount Owed
   1.  State of California                         $750
   2. DBK                                       $13,300
   3. RCD                                       $24,000


      Total                                     $38,050

                                 EXHIBIT 2.22

                                 LASSEN ASSETS

                (To be provided prior to execution of Agreement)
Asset
1. Patent Application, Reference Number 20070204899, filed with the United States Patent and Trademark Office ("USPTO") on March 2, 2006 (the "Patents").

      Pursuant to the Assignment of Patents executed on February 28, 2008, Darry Lafayette Boyd ("Boyd") assigned all of Boyd's right, title and interest in and to the Patents, and any and all continuations, divisions, reissuances, renewals and extensions thereof to Lassen Energy, Inc. ("Lassen") in consideration for fourteen million seven hundred thousand (14,700,000) shares of Lassen's common stock.

2. Exclusive Intellectual Property, Licensing, Manufacturing and Purchase Agreement by and between DBK Corporation, Darry Boyd, Resource Capital Development, Inc., and Lassen Energy, Inc.

      DBK Corporation ("DBK") and Boyd will grant Lassen an exclusive license to assemble and utilize the portion of the solar panel known as the "Legacy". The solar panel consists of 2 primary parts: i) Part A, which is represented by Patent Application, Reference Number 20070204899, filed with the USPTO on March 2, 2006; and ii) Part B, which is protected by trade secrets, and which a general description is provided on Schedule 1 to the Licensing Agreement. DBK will manufacture the Legacy and will provide Legacy units to Lassen to be assembled with Part A to make up the complete solar panel. Boyd has agreed to transfer all the trade secrets, know-how and other information concerning the Legacy to a mutually agreeable escrow agent which shall be released to Lassen in the event that Boyd and/or DBK cannot provide units of the Legacy to Lassen. Additionally, Lassen will have the exclusive right to develop and construct all sources who produce in excess of one (1) Megawatt ("MW") of solar electric power using the solar panels produced by Lassen (otherwise known as "Power Plants"). DBK currently has agreements in place with its dealers whereby dealers can purchase solar panels for use equal to or less than one (1) MW. After the licensing agreement, Lassen will be the sole manufacturer of the solar panels which the dealers will receive. The exclusive licenses shall expire on January 31, 2009 if Lassen does not close at least $10,000,000 of financing on or prior to January 31, 2009.

3. Binding Letter of Intent for the purchase of certain real property in Lassen County, California, signed March 18, 2008 (to be amended).

      This is a binding letter of intent ("LOI") between Lassen and Jagjit S. Kang ("Kang") for the purchase and sale of real property in Lassen County, California identified by Assessor's Parcel No. 133-080-13, 9 & 42, additional locators RS No. 2-5-03 in Section 14 & 15, T28N, R16E, MDM (BK 38 Pg. 21) (the "Property"). Lassen and Kang will execute an amendment to the LOI extending the date for completing the purchase and sale of the Property. The definitive purchase and sale agreement is expected soon thereafter.
                                  EXHIBIT 2.23

                           LASSEN MATERIAL CONTRACTS

                       (To be provided prior to Closing)










































                                  EXHIBIT 2.25

       FORM OF OPINION FROM LASSEN'S AND LASSEN SECURITY HOLDERS' COUNSEL

   (To be typed on the letterhead of the Lassen Security Holders'and Lassen's solicitors)

NATCO International Inc.
#204
13569- 76 Avenue
Surrey, BC V3W 2W3
Canada
ATTN: RAJ-MOHINDER GURM, CHIEF EXECUTIVE OFFICER

Leschert & Company Law Corporation
2760-200 Granville Street
Vancouver
British Columbia
V6C 1S4

Attention: Mr. Allen D. Leschert

Dear Sirs:

RE: NATCO INTERNATIONAL INC. ACQUISITION OF ALL THE ISSUED AND OUTSTANDING SHARES IN LASSEN ENERGY, INC. ("LASSEN")

We have acted as counsel to all the security holders of Lassen (collectively the "Lassen Security Holders") and Lassen, in connection with the sale of all of the issued and outstanding shares in the capital of Lassen (the "Lassen Stock") to Natco International Inc. ("NATCO") in consideration of 32,375,000 fully paid and non-assessable common shares of NATCO (the "NATCO Shares"), all pursuant to the terms of a share purchase agreement dated for reference April __, 2008 (the "Agreement") among the Lassen Security Holders, NATCO and Lassen.

As counsel for the Lassen Security Holders and Lassen, we have participated in the preparation of or have reviewed and have attended to the execution of:

1.                the Agreement;

2. resolutions of the Board of Directors of Lassen authorizing the execution, delivery and performance of the Agreement;

3. resolutions of the Board of Directors of Lassen authorizing the transfer of Lassen Stock to NATCO;

4. duly endorsed share certificates for transfer of Lassen Stock from Lassen Security Holders to NATCO (the "Stock Transfers"); and

5. closing certificates from the Lassen Security Holders and Lassen as anticipated in the Agreement (the "Closing Certificate").

In addition to the foregoing, we have examined such statutes, public and corporate records, documents and certificates, and have considered such questions of law as we have deemed relevant and necessary as a basis for the opinions expressed herein. In all such examinations we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all documents submitted to us as certified and photostatic copies or facsimiles thereof and the originals of such certified or photostatic copies or facsimiles.

Whenever an opinion in this letter is qualified by the phrase "to the best of our knowledge" with respect to the existence or absence of facts, it is intended to indicate that during the course of our representation of the Lassen Security Holders and Lassen, no information has come to our attention which would give us actual knowledge of the existence or absence of such facts. However, we have not undertaken any independent investigation to determine the existence or absence of such facts and any limited enquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation. No inference as to our having constructive knowledge of the existence or absence of such facts should be drawn merely from the fact of our representation of the Lassen Security Holders and Lassen.

The opinions herein are based on the laws of the State of Washington and the laws of the United States applicable therein in effect as of the date hereof.

In connection with this opinion, we have assumed or relied on the following:

   (a) in connection with the opinion expressed in paragraph 1 below, we have relied upon Certificates of Good Standing from the California Registrar of Companies for Lassen dated _________, 2008;

   (b) in connection with the opinion expressed in paragraph 3 below, we have assumed that the Agreement and the Closing Certificate have been duly executed and delivered by the Lassen Security Holders and Lassen and that the Agreement and Closing Certificate constitute legal, valid and binding obligations of the Lassen Security Holders and Lassen and are enforceable against them in accordance with their terms subject to qualifications on enforceability referred to below; and

   (c) in connection with the opinion expressed in paragraph 8 below, we have relied upon the Closing Certificate from the Lassen Security Holders and Lassen dated _________, 2008.

Based and relying upon the foregoing, we are of the opinion that as at the date hereof:

1. Lassen has been duly incorporated, organized and is a validly existing company under the laws of the State of California and is in good standing according to the records of the Registrar of Companies with respect to the filing of annual returns.

2. Lassen has the corporate power and authority to conduct the business which, to the best of our knowledge, it is presently carrying on.

3. Lassen has full corporate power and authority to enter into the Agreement and to perform all of its obligations thereunder. Lassen has taken all actions required to enable it to execute and deliver the Agreement and to perform all of its obligations thereunder.

4. The authorized capital of Lassen consists of 1,000,000,000 common shares, par value $0.001 per share, of which 32,375,000 common shares are issued and outstanding and there are no individuals or companies who or which beneficially own, directly or indirectly, any of the issued and outstanding shares of Lassen other than the Lassen Security Holders.

5.          There   are   no   outstanding   options,  warrants,  subscriptions,
      conversion rights or other similar rights to purchase, acquire or require the issuance of common shares of Lassen.

6. All necessary corporate action required of Lassen to permit the due and valid sale and transfer of legal and beneficial ownership of the Lassen Stock has been duly and validly effected.

7. All closing conditions that any of the Lassen Security Holders and Lassen are entitled to rely on or waive as described in the Agreement have been duly satisfied.

8. Upon delivery of the Stock Transfers to Lassen and the issuance of a new share certificate registered in the name of NATCO, NATCO will become the legal and beneficial owner of the Lassen Stock.

9. The execution, delivery and performance of the Agreement have been duly authorized by all requisite corporate action and the Agreement has been duly executed and delivered by Lassen. There is no provision in the Memorandum of Incorporation, Articles or any unanimous shareholders' agreement (collectively "Constating Documents") in effect as of the date hereof in Lassen requiring further consent or action for the execution and delivery of the Agreement by it. The execution and delivery of the Agreement and the performance by Lassen of its obligations thereunder will not violate any provision of their respective Constating Documents.

10. To our knowledge, the execution and delivery of the Agreement and the performance by the Lassen Security Holders or Lassen of their obligations thereunder will not violate any provision of any agreement to which any of the Lassen Security Holders or Lassen is a party, or any of the Lassen Security Holders' or Lassen's property is subject.

11. To our knowledge, the execution and delivery of the Agreement, and performance by Lassen Security Holders or Lassen thereunder will not violate any order or decree of any court, governmental authority, bureau, or agency binding on the Lassen Security Holders or Lassen.

12. The execution and delivery of all document related to the transfer of Lassen Stock under the Agreement by the Lassen Security Holders will not violate any provisions of existing statutory law, rule or regulation applicable to the Lassen Security Holders or Lassen.

13. To our knowledge, there are no actions, suits, or proceedings at law, in equity or before any governmental authority, pending against or affecting the Lassen Security Holders or Lassen, which would affect the validity of the Agreement.

The undersigned acknowledges that this opinion has been requested by NATCO, that there is privity between NATCO, its successor and assigns and the undersigned and that NATCO is relying on the conclusions set forth in this opinion in closing the transaction as anticipated in the Agreement and might be harmed if they are incorrect.

Our opinions herein are subject to the following qualifications:

      (a) the enforceability of the Agreement may be limited by bankruptcy, insolvency and other laws generally affecting the enforcement rights of creditors generally and to the discretion of the courts in granting equitable remedies, including the remedies of specific performance and injunction and no opinion is expressed with respect to the enforceability of the Lassen Security Holders' and Lassen's obligations under the Agreement; and

      (b) no opinion is given as to the availability of specific performance or other equitable remedies in any particular instance.

This opinion is provided solely for your use in connection with the above referred transaction and may not be used or relied upon by any other person in connection with this or any other matters or transaction without prior written consent.

                               Yours very truly,

                               LASSEN SECURITY HOLDERS' & LASSEN'S COUNSEL

                               Per:

                                  EXHIBIT 3.5

                           NATCO FINANCIAL STATEMENTS

                       (To be provided prior to Closing)

                                  EXHIBIT 3.8

                               NATCO TAX RETURNS

                       (To be provided prior to Closing)

                                  EXHIBIT 3.12

                                NATCO LITIGATION

NATCO has commenced legal proceedings in British Columbia Supreme Court against Photo Violation Technologies Corp. ("PVT") and its president, Fred Mitschele (a.k.a., Fred Marlatt) ("Mitschele"), claiming punitive, exemplary and consequential damages and other remedies arising from breach of contract and wrongful conduct on the part of Mitschele ("PVT LAWSUIT"). NATCO claims PVT has breached the agreement among NATCO, PVT and Mitschele, entered into on or about March 16, 2007 (the "PVT AGREEMENT"), which provides for completion of a previously announced reverse merger between NATCO and PVT (the "REVERSE MERGER"). NATCO also claims in Court documents that Mitschele has engaged in a number of wrongful acts, including inducing breach of contract, attempting to divert prospective investors from NATCO to PVT, failing to provide financial statements and other necessary documents and wrongfully instructing PVT's counsel to purportedly terminate the Reverse Merger. NATCO is seeking to recover approximately $1.5 million which was advanced to PVT in contemplation of the Reverse Merger, plus obtain additional damage and other relief against PVT and Mitschele arising from their conduct.


PVT has also commenced legal proceedings in British Columbia Supreme Court against NATCO and its President, Raj-Mohinder S. Gurm, and two other individuals PVT alleged were "de facto" directors of NATCO, claiming damages and other remedies arising from breach of confidence, misrepresentation, misuse of confidential information and libel over the dealings involving the PVT Agreement (the "PVT COUNTERCLAIM"). PVT is seeking an unspecified amount of damages plus other relief against the defendants.

Prior to the Final Closing, NATCO will assign its rights and obligations to the PVT Lawsuit and the PVT Counterclaim to a third party, who in turn will execute a full indemnification in favor of NATCO from all actions arising from the Reverse Merger, the PVT Counterclaim and PVT Lawsuit.















                                  EXHIBIT 3.16

                                  NATCO ASSETS

                (To be provided prior to Closing, if necessary)









































                                  EXHIBIT 3.17

                            NATCO MATERIAL CONTRACTS

                                      None






                                       1